ASSET ACQUISITION AGREEMENT

     THIS ASSET ACQUISITION AGREEMENT (the "Agreement") made as of the 28th day of December, 2004 by and among Orbit E-Commerce, Inc., a Nevada corporation (the "Buyer"), and PureNet.TV Canada Inc., an Ontario corporation (the "Seller") (sometimes referred to hereinafter, individually, as "Party" and, collectively, as "Parties").

                      W I T N E S S E T H:

     WHEREAS, the Buyer desires to purchase certain of the assets of Seller, and Seller desires to sell certain of its assets to Buyer;

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

      1. Purchase and Sale of Assets. Subject to the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller, in reliance upon the representations, warranties and covenants of Buyer herein, shall sell, and Buyer in reliance upon the representations, warranties and covenants of Seller herein, shall purchase from Seller, free and clear of all liens, claims, security interests and encumbrances whatsoever (except as expressly and specifically otherwise set forth herein), the assets of Seller as set forth in
Schedule 1 (the "Assets"), subject only to the exceptions, security interests, and encumbrances specified therein.

          1.1  Buyer shall not assume and will not be responsible
for any liabilities or obligations of Seller, whether arising out
of  or  in  connection  with the Assets, the  Seller's   business
operations or otherwise.

           1.2 Seller will be responsible for effectuating the transfer and assignment to Buyer, and for payment of any and all applicable fees and taxes in connection with the transfer or assignment to Buyer of the Assets and any and all patents or copyrights associated with the Assets. The Parties shall cooperate in good faith and exercise their reasonable best efforts to obtain all necessary consents from any governmental or regulatory authorities or other third parties to the transfer and assignment of the Assets and said patents and copyrights.

          1.3 The closing of the transaction contemplated hereby (the "Closing") shall take place at the offices of Danzig Kaye Cooper Fiore & Kay, LLP, 30A Vreeland Road, Florham Park, New Jersey 07932, or such other place as shall be mutually agreed upon on or about January 15, 2005, or on such other date as shall be mutually agreed upon by the parties hereto (the actual time and date of closing being hereinafter referred to as the "Closing Date").

     2.   Purchase Price.

           2.1 Amount of Purchase Price. The Parties agree that the purchase price for the Assets (the "Purchase Price") shall be 15,000,000 authorized but as yet unissued shares (the "Shares") of common stock, $.005 par value per share, of the Buyer (the "Common Stock") which shall be issued to the Seller at Closing, free and clear of any liens, claims, encumbrances or charges whatsoever.

          2.2 Allocation. The Purchase Price shall be allocated as the parties shall agree at Closing. Seller and Buyer agree to file, if applicable, all income tax returns or reports, for their respective taxable years in which the Closing occurs and to reflect the allocation of the Purchase Price as provided for herein on any such return or report and agree not to take any position inconsistent therewith before any governmental agency charged with the collection of any tax or income tax or in any judicial proceeding.

     3. Liabilities Not Assumed by the Buyer. The Seller shall be responsible for all liabilities and obligations with respect to the Seller, the Assets or the business operations of the Seller, fixed, absolute, contingent, disputed or undisputed, secured or unsecured, known or unknown, now in existence or hereafter arising (collectively the "Liabilities"), and the Buyer shall not assume, or in any way be liable or responsible for, and the Seller shall and do indemnify, defend and hold harmless the Buyer against the Liabilities. Without limiting the generality of the foregoing, the Buyer shall not assume the following with respect to the business of the Seller and the Assets (all of which are deemed to be included within the "Liabilities"):

           3.1 any liability or obligation of the Seller arising out of or in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, whether or not such transactions are consummated including, but not limited to, any tax liability so arising;

           3.2 any liability or obligation under contracts or other agreements, whether written or oral, to which the Seller is a party or by or to which it or its assets, properties or rights are bound or subject including, without limitation, any licenses;

           3.3 any liability or obligation of the Seller, or any consolidated group of which the Seller is a member, for any foreign, federal, state, county or local income, franchise, employee withholding, FICA, employment, payroll related, excise, sales, use, gross receipts, property or any other tax of any sort relating to the Assets;

                     3.4   any  liability or  obligation  of  the
               Seller for money borrowed;

           3.5 any liability or obligation for personal injury, property damage or otherwise because of any matter or thing whatsoever including, but not limited to, alleged negligence or breach of warranty or under any other theory of product liability;

           3.6 any liability or obligation to pay damages by reason of any breach of any obligations or any other acts or omissions of the Seller;

           3.7 any liability or obligation of the Seller relating to claims, lawsuits, arbitrations or other proceedings;

          3.8 any liability or obligation of the Seller relating to any collective bargaining agreements, any trust agreements (including but not limited to health and welfare trusts, pension trusts and legal services trusts) or any employee benefit programs (including but not limited to wages, vacation entitlement, severance, holiday pay entitlement, payroll taxes, unemployment compensation contributions, insurance premiums and workers compensation, employee agreements, pension or profit sharing fund withdrawal liability).

      4.    Representations  and Warranties  of  Seller.   Seller
represents and warrants as follows:

           4.1 Corporate Existence and Qualifications of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario and is authorized, qualified and in good standing thereunder, and has the power, corporate and otherwise, to own or lease and operate its properties and assets and conduct its business in all jurisdictions wherein such properties and assets are located and such businesses conducted, or, to the extent that Seller is not so authorized or qualified in any jurisdiction, the failure to have such authorization or qualification does not or will not have a material effect on the assets, properties or business of Seller.

           4.2 Corporate Authority and Absence of Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Seller have been duly authorized, and no additional corporate action is required for the approval of this Agreement. This Agreement is valid and binding upon Seller, and enforceable in accordance with its terms subject to bankruptcy, insolvency or other laws altering enforcement of creditors' rights generally and equitable limitations on the enforcement of specific remedies. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any relevant laws, the terms, conditions or provisions of the Certificate of Incorporation or the By-Laws or other similar instrument affecting Seller, or any material instrument, agreement or document to which Seller is a party or by which Seller or any of the Assets may be bound or subject to, or constitute (with or without the giving of notice or the passage of time, or both) a default under any such instrument, agreement or document or accelerate the maturity of or otherwise modify any obligation of Seller. There are no consents required, no rights of first offer, rights of first refusal or other similar obligations relating to the transactions contemplated hereby.

           4.3 Title to Assets Free and Clear. Seller has good and valid title to all of the Assets, in each case free and clear of all liabilities, obligations, liens and encumbrances. Seller has the full power and right to sell, assign and deliver the Assets in accordance with the terms of this Agreement.

           4.4 Litigation. There is no action, order, writ, injunction, judgment or decree, or any claim, suit, litigation, labor dispute, arbitrational action, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of Seller, threatened or anticipated against or involving or relating to, against or affecting the business of the Seller, the Assets, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby; nor is there and the Seller does not know of any valid basis or received any notice for any such action, proceeding or investigation.

          4.5 No Other Commitments. Seller has no commitment or legal obligation, absolute or contingent, to any other person or firm other than Buyer to sell, assign, transfer or effect a sale of the Assets, or to enter into any agreement or cause the entering into of an agreement with respect thereto.

           4.6 Contracts. Seller has previously provided to Buyer a true, correct and complete copy of all contracts, licenses, agreements, arrangements and/or commitments for which Seller is bound pertaining to the Assets (the "Contracts"). Each of the Contracts is valid and enforceable in accordance with its terms, is in full force and effect, and neither Seller nor, to Seller's knowledge after due inquiry, any other party is in default of any of its obligations under the Contracts and no event has occurred which, with the giving of notice, lapse of time or both, could constitute such a default by Seller or, to Seller's knowledge after due inquiry, any other party under the Contracts; Seller has not assigned any of its rights under the Contracts; no representation or covenant has been made by Seller to the other parties to the Contracts except as incorporated in the written Contracts; all representations made by Seller in the Contracts or any documents relating thereto were true and correct when made; no consents are required to be obtained or given by Seller under the terms of the Contracts in connection with this transaction; and neither Seller's interest in the Contracts are subject to any liens, security interests or adverse claims.

           4.7 No Other Contracts. Except for the Contracts referred to in Section 4.6, there are no other contracts, licenses, agreements, arrangements and/or commitments of any kind which are material to the Assets or the operation thereof.

           4.8 Absence of Defaults. Each party to the Contracts is performing its obligations thereunder. To the best of Seller's knowledge, Seller is not in default under any of the Contracts and Seller has not received or sent any written notice under any of the Contracts that any party is in default of the terms of any of such Contracts.

          4.9 No Default or Violation. Seller is not in default in any material respect under any agreement, lease or other document to which it is a party, or in violation of any law, rule, order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality related to the business of the Seller or the Assets.

          4.10 Tax Matters. Seller has filed all federal, state, local, foreign and other tax returns and reports required to be filed in connection with the Assets or its business. Seller has paid or shall pay all taxes due in connection with the operation of the Assets and its business and Seller has collected and remitted as appropriate all applicable taxes arising form the operation of the Assets and its business.

           4.11 Other Agreements. Seller is not a party to nor bound by any agreement which impairs the value or the effective usefulness of the Assets.

          4.12 Patents and Copyrights. All patents or copyrights included in the Assets are validly issued and in good standing. The Seller is in compliance with all applicable laws, regulations, and administrative orders applicable to the Seller or the patents or copyrights, and Seller is not aware of any reason why the patents or copyrights would not be valid, might be revoked, or might not be assigned to Buyer without adverse restrictions or limitations. There is no pending or threatened action by any other governmental agency or third party to suspend, revoke, terminate or challenge any of the patents or copyrights included in the Assets or otherwise investigate the Seller.

           4.13 Purchase for Investment. The Seller is acquiring the Shares for investment for the Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. The Seller further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

            4.14        Shares   Unregistered.       The   Seller
understands that the Shares are not registered under the Securities Act of 1933, as amended (the "Act") on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein. The Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

           4.15 Investment Experience. The Seller acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

           4.16 Review of Information. The Seller has carefully reviewed such information as the Seller deemed necessary to evaluate an investment in the Shares. To the full satisfaction of the Seller, it has been furnished all materials that it has requested relating to the Buyer and the issuance of the Shares hereunder, and the Seller has been afforded the opportunity to ask questions of representatives of the Buyer to obtain any information necessary to verify the accuracy of any representations or information made or given to the Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which the Seller has relied.

           4.17 Restricted Securities. The Seller understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Act, the Shares must be held indefinitely. The Seller is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Buyer.

           4.18 No Omissions. None of the representations or warranties of Seller contained herein, none of the information contained in the schedules referred to herein, and none of the other information or documents furnished to Buyer or its representatives by Seller in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect. To the best knowledge of Seller, there is no fact which adversely affects, or in the future is likely to adversely affect, the Seller's business or the Assets in any material respect which has not been disclosed in writing to Buyer.

     5. Representations and Warranties of the Buyer. The Buyer represents and warrants as follows:

           5.1 Corporate Existence and Qualifications of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized, qualified and in good standing thereunder, and has the power, corporate and otherwise, to own or lease and operate its properties and assets and conduct its business in all jurisdictions wherein such properties and assets are located and such businesses conducted, or, to the extent that Buyer is not so authorized or qualified in any jurisdiction, the failure to have such authorization or qualification does not or will not have a material effect on the assets, properties or business of Buyer.

           5.2 Corporate Authority and Absence of Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Buyer have been duly authorized, and no additional corporate action is required for the approval of this Agreement. This Agreement is valid and binding upon Buyer, and enforceable in accordance with its terms subject to bankruptcy, insolvency or other laws altering enforcement of creditors' rights generally and equitable limitations on the enforcement of specific remedies. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any relevant laws, the terms, conditions or provisions of the Certificate of Incorporation or the By-Laws or other similar instrument affecting Buyer, or any material instrument, agreement or document to which Buyer is a party or by which Buyer may be bound or subject to, or constitute (with or without the giving of notice or the passage of time, or both) a default under any such instrument, agreement or document or accelerate the maturity of or otherwise modify any obligation of Buyer. There are no consents required, no rights of first offer, rights of first refusal or other similar obligations relating to the transactions contemplated hereby.

           5.3 Capital Structure. The authorized capital stock of Buyer consists of (i) 98,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, $.005 par value per share (the "Preferred Stock"). At Closing, there will be approximately 36,561,324 shares of Common Stock issued and outstanding after giving effect to the Shares to be issued hereunder. There are no shares of Preferred Stock issued and outstanding. As of the date hereof, no authorized but unissued and no treasury shares of capital stock of the Buyer are subject to any option, warrant, right of conversion or purchase or any similar right, except for currently outstanding shares of exchangeable shares of Orbit Canada, Inc. which are exchangeable on a one-for-one basis into shares of Common Stock of the Buyer. The Shares to be issued to the Seller hereunder have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights.

           5.4 No Omissions. None of the representations or warranties of Buyer contained herein, none of the information contained in the schedules referred to herein, and none of the other information or documents furnished to Seller or its representatives by Buyer in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect.

      6. Documents to be Delivered by Seller at Closing. In addition to the other documents required elsewhere hereunder, Seller shall execute and deliver to Buyer in connection with the Closing, in form and substance reasonably satisfactory to Buyer and Buyer's counsel, the following:

          6.1 a bill of sale conveying, transferring and selling to Buyer all right, title and interest of Seller in and to all of the Assets;

            6.2 endorsements and assignments of contracts, licenses, permits, plans, sales orders, commitments and other binding agreements used or useful in connection with the Assets transferred to Buyer hereunder;

            6.3 all originals, or if the original is unavailable, copies of (i) records and other documents pertaining to the Assets as may be in Seller's possession, together with an assignment thereof in form acceptable to Buyer;

           6.4 all books and records relating to the Assets as are in Seller's possession;

            6.5 a certificate of the Secretary of Seller certifying that annexed thereto is (i) a true and correct copy of Seller's certificate of incorporation and by-laws and that they have not been modified or amended, and are in full force and effect and (ii) a true and correct copy of the Seller's board of directors and shareholders resolution authorizing the transaction contemplated herein and delivery of the documents required by this Agreement;

          6.6 such other documents as may be reasonably required to effectuate the transaction contemplated by this Agreement.

      7. Documents to be Delivered by Buyer at Closing. In addition to the other documents required elsewhere hereunder, Buyer shall execute and deliver to Seller in connection with the Closing, in form and substance reasonably satisfactory to Seller and Seller's counsel, the following:

           7.1 stock certificates of the Buyer representing in the aggregate 15,000,000 shares of Common Stock of the Buyer which the Seller is entitled hereunder;

           7.2 a certificate of the Secretary of Buyer certifying that annexed thereto is (i) a true and correct copy of Buyer's certificate of incorporation and by-laws and that they have not been modified or amended, and are in full force and effect and (ii) a true and correct copy of the Buyer's board of directors resolution authorizing the transaction contemplated herein and delivery of the documents required by this Agreement;

          7.3 such other documents as may be reasonably required to effectuate the transaction contemplated by the Agreement.

     8. Conditions Precedent to the Buyer's Performance. The Buyer's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 8. The Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Buyer of any other condition of or any of the Buyer's other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties or covenants under this Agreement.

           8.1 Accuracy of Representation. Except as otherwise permitted by this Agreement, all representations and warranties by Seller in this Agreement, or in any written statement that shall be delivered to the Buyer by Seller under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

            8.2    Performance.   Seller  shall  have  performed,
satisfied,  or  complied  with  all  covenants,  agreements   and
conditions required by this Agreement to be performed or complied with by either of them, on or before the Closing Date.

           8.3 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against any of the parties hereto on or before the Closing Date.

           8.4 Certificate. Seller shall have delivered to the Buyer a certificate dated the Closing Date, and signed by an authorized officer of Seller certifying that each of the conditions specified in Sections 8.1 through 8.3 hereof have been fulfilled.

     9.    Conditions Precedent to the Seller's Performance.  The
Seller's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 9. The Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any other condition of or any of the Seller's other rights or remedies, at law or in equity, if Buyer shall be in default of any of their representations, warranties or covenants under this Agreement.

           9.1 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by the Buyer in this Agreement or in any written statement that shall be delivered to Seller by the Buyer under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

           9.2   Performance.   The Buyer shall  have  performed,
satisfied  and  complied  with  all  covenants,  agreements   and
conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

           9.3 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against any of the parties hereto on or before the Closing Date.

           9.4 Officer's Certificate. The Buyer shall have delivered to Seller a certificate, dated the Closing Date, and signed by an authorized officer of the Buyer, certifying that each of the conditions specified in Sections 9.1 through 9.3 have been fulfilled.

     10.  Other Covenants.

           10.1. Further Assurances. After the Closing, upon the reasonable request of Buyer, Seller shall execute, acknowledge and deliver, and cause to be executed, acknowledged and delivered, all assurances, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and documents necessary or advisable to consummate the sale, assignment, transfer and delivery to and vest in Buyer, or enable Buyer to protect its right, title and interest in and employment of, the Assets or otherwise to carry out the transactions contemplated by this Agreement.

           10.2 Bulk Transfer Law. The Parties hereby waive compliance with the provisions of any so-called bulk transfer law of any jurisdiction, the application of which the parties acknowledge is unlikely in connection with the sale of the Assets to Buyer. Seller shall indemnify and hold Buyer harmless against any liability, loss, cost or expense whatsoever (including legal fees and disbursements of Seller) which may be asserted by third parties against Buyer as a result of noncompliance with any such bulk transfer law.

      11. Brokers. Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that neither it nor any party acting on its behalf has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

      12. Sales and Transfer Taxes. Seller represents and warrants that there are no accrued and unpaid taxes, including without limitation any sales and use taxes, business and personal property taxes and income taxes. Seller shall be responsible for the payment of, and agrees to indemnify Buyer from and against any and all such tax liabilities (including penalties, interest and reasonable counsel fees and expenses incurred in respect of such liabilities), whether due or to become due, that may arise by virtue of transactions engaged in by Seller or the transactions contemplated by this Agreement or in connection herewith.

     13.  Indemnifications.

           13.1 Indemnification by Seller Regarding Liabilities. Seller agrees to save, defend and indemnify Buyer and its officers, directors, employees and agents against and hold them harmless from any and all losses, taxes, obligations, expenses, costs, liabilities, damages, lawsuits, deficiencies claims, demands  (whether  or  not arising out of  third  party  claims), action or proceedings relating to or arising out of the Liabilities and including, without limitation, reasonable counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities; provided, however, that the indemnified party shall promptly give the Seller notice of any such claim, but the failure to give such notice shall not relieve the Seller of its obligations hereunder except to the extent that they have actually been damaged by such failure.

           13.2 Indemnification by Seller for Misrepresentations or Breach. Seller agrees that if any of the representations or warranties made it in this Agreement or any certificate or instrument delivered in connection with this Agreement shall be determined not to have been true or correct in any material respect when made, or either of them fails to perform or observe any covenant or agreement applicable to any of them under this Agreement, then Seller shall be obligated to pay to Buyer an amount equivalent to all actual damages suffered or incurred by
Buyer by reason of any such breach of warranty or misrepresentation or such failure to perform or observe such covenant or agreement, including without limitation, reasonable attorney fees and expenses.

           13.3 Indemnification by Buyer for Misrepresentation or Breach. Buyer agrees that if any of the representations or warranties made by it in this Agreement or any certificate or instrument delivered in connection with this Agreement shall be determined not to have been true or correct in any material respect when made or if there is any failure of Buyer to perform or observe any covenant or agreement under this Agreement, then Buyer shall be obligated to pay to Seller an amount equivalent to all actual damages suffered or incurred by Seller by reason of any such breach of warranty or misrepresentation or such failure to perform or observe any covenant or agreement, including without limitation, reasonable attorneys fees and expenses.

     14. Survival of Representations, Warranties, and Covenants. All representations, warranties and covenants made by the Parties in this Agreement or other instruments delivered pursuant hereto shall survive the Closing and any investigation made at any time with respect thereto.

     15.  Miscellaneous.

           15.1 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

          If to the Buyer:

          Orbit E-Commerce Inc.
          14845 Yonge Street
          Aurora, Ontario
          L4G 6H8
          Telecopier No.:  (905) 751-0269
          Telephone No.:  (905) 850-7134

          With a copy to:

          Danzig Kaye Cooper Fiore & Kay, LLP
          30A Vreeland Road, Suite 230
          Florham Park, New Jersey 07932
          Attn:  David M. Kaye, Esq.
          Telecopier No.:  (973) 443-0609
          Telephone No.:  (973) 443-0600

          If to the Seller:

          PureNet.TV Canada Inc.
          230 Edward Street
          Aurora, ON
          L4G 3S8
          Attn: Douglas C. Lloyd
          Telecopier No.:  (905) 751-0269
          Telephone No.:  (905) 850-7134

            15.2  Amendment.   This  Agreement  may  be  amended,
modified or supplemented only by an instrument in writing executed by all parties hereto.

           15.3 Parties in Interest. This Agreement shall be binding on and inure to the benefit of and be enforceable by the Parties, their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

           15.4 Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto.

            15.5 Jurisdiction. Any legal action, suit or proceeding arising out of or relating to this Agreement, or the transactions contemplated hereby, shall be instituted in any state or federal court in the State of Nevada, and all parties agree not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, the venue of the action, suit or proceeding is improper to that the injured party is without a remedy under this Agreement or the subject matter hereof. All parties further irrevocably submit to the jurisdiction of any such court in any such action, suit or proceeding, shall be effective against any party if served by registered or certified mail, return receipt requested, or by any other means of mail or delivery which requires a signed receipt, postage prepaid, mailed or delivered to such party as herein provided, or by hand delivery. If for any reason such service of process is ineffective, then all parties shall be subject to service  of process in accordance with applicable law or rule  of court. Nothing herein contained shall be deemed to limit or restrict the right of any party to serve process in any manner permitted by law.

            15.6 Entire Agreement. This Agreement and the schedules hereto supersede all prior agreements and understandings between the parties relating to the subject matter hereof, except that the obligations of any Party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

           15.7 Costs, Expenses and Legal Fees. Each of the Parties hereto shall bear its own costs and expenses (including attorneys' fees) except that each party hereto agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the other Parties in successfully (i) enforcing any of the terms of this Agreement against a Party alleged to be in breach, or (ii) proving that the other parties breached any of the terms of this Agreement in any material respect.

           15.8 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

           15.9 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Nevada. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction sitting in the State of Nevada.

           15.10 Announcements. The Parties will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the Buyer's stockholders, the general public, or to employees, customers or suppliers.

           15.11 Captions and Gender. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Whenever required by the context hereof, the singular shall include the plural and vice versa; the masculine gender shall include the feminine and neuter gender and vice versa; the word "person" shall include a natural person as well as a corporation, partnership, firm of other form of association.

          15.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

           15.13 Waiver. No waiver of any term or provision hereof shall be effective unless in writing, signed by the parties to be charged.

           15.14 Choice of Counsel. The parties acknowledge that Danzig Kaye Cooper Fiore & Kay, LLP, the draftsperson of this Agreement, has prepared this Agreement on behalf of the Buyer and is not representing the Seller in an individual capacity in the negotiation and consummation of the transactions hereunder. The Seller agrees that it has participated in the preparation of this Agreement and has read and fully understands this Agreement and has been advised and has had the opportunity to retain independent counsel of its own choosing and has done so to the extent it has deemed necessary.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                              ORBIT E-COMMERCE, INC.


                              By:  /s/ Douglas C. Lloyd
                              Name: Douglas C. Lloyd
                              Title:  President and CEO

                              PURENET.TV CANADA INC.


                              By:  /s/ Douglas C. Lloyd
                              Name: Douglas C. Lloyd
                              Title:  President and CEO



                           Schedule 1

       All of the Seller's assets, properties and rights, privileges, powers and franchises, real, personal and mixed, tangible and intangible, wherever located and whether or not reflected on the books and records of the Seller that is in any respects related to the business of the Seller, including, and without limiting the generality of the foregoing:

     (i) all of Seller's assets, properties, rights, privileges, powers and franchises in connection with the delivery of television and telephone services over an Internet Protocol Virtual Private Network (IPVPN) via Digital Subscriber Line (DSL) technology which is known as IPTV;

     (ii) all of the Seller's lists of customers, suppliers, names, addresses, businesses and files, and all marketing and promotional materials of the Seller; and

      (iii) all of the Seller's right, title and interest in and claims under (a) any contracts or other agreements whether written or oral (including any and all amendments thereto), service contracts, and warranties applicable to the Assets, and
(b) trade names, trade name applications, brand names, brand name applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, patents, patent applications, inventions, proprietary information, techniques, operational methods, product development techniques or plans, technical processes, designs and design projects, "know-how", trade secrets, databases, software, servers, work in process, concepts, ideas and all other intangible property (collectively, Intangible Property), and all permits, licenses or other rights running to or from the Seller relating to any Intangible Property.